                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 28, 2001

                               BWC FINANCIAL CORP.
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            (Exact name of Registrant as specified in its Charter)

          California                   0-10658                  94-262100
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

           1400Civic Drive, Walnut Creek, California           94596
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           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (925) 932-5353

                                      N/A
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  (Former name, former address, and former fiscal year, if changed since last report)
Item 4. Changes in Registrant's Certifying Accountant

a)	On August 28, 2001, BWC Financial Corp. (the “Company”) decided to terminated Arthur Andersen LLP as principal accountants and engaged Moss Adams LLP as the Company’s principal accountants for the fiscal year ending December 31, 2001. The decision to change principal accountants was approved by the Audit Committee of the Company’s Board of Directors.

In connection with the audits of the two fiscal years ended December 31, 2000 and the interim period of 2001 preceding the Company’s decision, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion; and there were no reportable events as described in Item 304 (a) (1) (v) of the Securities and Exchange Commission’s Regulation S-K.

The audit reports of Arthur Andersen LLP on the Company’s consolidated financial statements as of and for the years ended December 31, 2000, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested that Arthur Andersen LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. This letter is not yet available, but will be filed as an exhibit to an amendment to this Report.

b)	As of August 28, 2001, the Company has engaged Moss Adams LLP as its principal accountant for 2001. During 1998, 1999 and 2000 and the interim periods of 2001 preceding the Company’s decision, neither the Company nor anyone acting on its behalf consulted with Moss Adams LLP regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement with Arthur Andersen LLP or a reportable event with respect to Arthur Andersen LLP.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BWC FINANCIAL CORP. CORPORATION
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                                  Registrant

DATE: September 5, 2001             BY: /s/ Leland E. Wines
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                                    Leland E. Wines
                                    Executive Vice President, Chief Financial
                                    Officer